Pension and Other Employee Obligations - Summary of Pension and Other Employee Obligations (Detail) - USD ($) $ in Thousands	Mar. 31, 2022	Mar. 31, 2021
Current:
Salaries and bonus	$ 93,210	$ 72,314
Pension	1,365	115
Withholding taxes on salary and statutory payables	11,193	10,157
Total	105,768	82,586
Non-current:
Pension and other obligations	16,238	19,589
Total	$ 16,238	$ 19,589